EXHIBIT 21

Subsidiaries of the Registrant

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

CNL Beneficiary Blue Corp.

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CNL Beneficiary Whistler Corp.

CNL Beneficiary Whistler TRS Corp.

CNL Beneficiary Whistler, LLC

CNL BW TRS Corp.

CNL Canada Nominee, Inc.

CNL CG TRS Corp.

CNL Cypress Beneficiary Corp.

CNL Cypress Manager Corp.

CNL Cypress SPE Trust

CNL Cypress Upper Holding Trust

CNL DMC GP, LLC

CNL DMC, LP

CNL Dallas Market Center GP, LLC

CNL Dallas Market Center, LP

CNL Gatlinburg GP Corp.

CNL Gatlinburg Partnership, LP

CNL Income Amusement Holding, LLC

CNL Income Amusement I, LLC

CNL Income Baytree National, LLC

CNL Income Bear Creek, LLC

CNL Income Beaver Creek Marina, LLC

CNL Income Bloomingdale, LLC

CNL Income Bretton Woods, LLC

CNL Income Brighton, LLC

CNL Income Brighton TRS Corp.

CNL Income Burnside Marina, LLC

CNL Income Canada Lessee Corp. (formed in British Columbia)

CNL Income Canyon Springs, LLC

CNL Income Cinco Ranch, LLC

CNL Income Clear Creek, LLC

CNL Income Colony, LP

CNL Income Colony GP, LLC

CNL Income Colony Holding, LLC

CNL Income Copper GP, LLC

CNL Income Copper, LP

CNL Income Cowboys TRS Corp.

CNL Income Crystal Point Marina, LLC

CNL Income Easthill Park, LLC

CNL Income FEC Bakersfield, LLC

CNL Income FEC Charlotte, LLC

CNL Income FEC Knoxville, LLC

CNL Income FEC Lubbock, LLC

CNL Income FEC North Houston, LLC

CNL Income FEC Raleigh, LLC

CNL Income FEC Richland Hills, LLC

CNL Income FEC South Houston, LLC

CNL Income FEC Tampa, LLC

CNL Income FEC Tempe, LLC

CNL Income FEC Tucson, LLC

CNL Income Fossil Creek, LLC

CNL Income Fox Meadow, LLC

CNL Income Garland, LP

CNL Income Garland GP, LLC

CNL Income Garland Holding, LLC

CNL Income Golf Group, Inc.

CNL Income Golf I, LLC

CNL Income Golf II, LLC

CNL Income Golf III, LLC

CNL Income Golf IV, LLC

CNL Income Golf V, LLC

CNL Income Golf SPE, LLC

CNL Income GP Corp.

CNL Income GW Corp.

CNL Income GW GP, LLC

CNL Income GW Partnership, LLLP

CNL Income GW Sandusky GP, LLC

CNL Income GW Sandusky Tenant, LP

CNL Income GW Sandusky, LP

CNL Income GW Tenant GP, LLC

CNL Income GW WI-DEL GP, LLC

CNL Income GW WI-DEL Tenant, LP

CNL Income GW WI-DEL, LP

CNL Income Harborage Marina, LLC

CNL Income Harbors View Marina, LLC

CNL Income Holding, Inc.

CNL Income Lakefront Marina, LLC

CNL Income Lakeridge, LLC

CNL Income Lake Park, LLC

CNL Income LLVR, LP

CNL Income LLVR GP, LLC

CNL Income LLVR, LP

CNL Income Loon Mountain, LLC

CNL Income Loon Mountain TRS Corp.

CNL Income Loon Mountain, LLC

CNL Income LP Corp.

CNL Income Mammoth GP, LLC

CNL Income Mammoth, LP

CNL Income Manasquan Marina, LLC

CNL Income Mansfield, LLC

CNL Income Marina Holding, LLC

CNL Income Marina I, LLC

CNL Income Mesa Del Sol, LLC

CNL Income Northstar, LLC

CNl Income Northstar TRS Group

CNL Income Painted Hills, LLC

CNL Income Palmetto, LLC

CNL Income Partners, LP

CNL Income Pier 121 Marina, LLC

CNL Income Plantation, LLC

CNL Income Properties, Inc.

CNL Income River Hills, LLC

CNL Income Robinson Ranch, LLC

CNL Income Royal Meadows, LLC

CNL Income Sandestin GP, LLC

CNL Income Sandestin, LP

CNL Income Sandusky Marina, LLC

CNL Income Sierra, LLC

CNL Income Sierra TRS Corp.

CNL Income Signature of Solon, LLC

CNL Income Ski I, LLC

CNL Income Ski II, LLC

CNL Income Ski III, LLC

CNL Income Ski Holding, LLC

CNL Income Snoqualmie, LLC

CNL Income Snoqualmie TRS Corp.

CNL Income Snowshoe GP, LLC

CNL Income Snowshoe, LP

CNL Income South Mountain, LLC

CNL Income Squaw Valley GP, LLC

CNL Income Squaw Valley, LP

CNL Income Stratton GP, LLC

CNL Income Stratton, LP

CNL Income Talega, LLC

CNL Income TRS Holding Corp

CNL Income Turtle Bay Marina, LLC

CNL Income Valencia, LLC

CNL Income Weston Hills, LLC

CNL Income Weymouth, LLC

CNL Personal Property TRS ULC (formed in Nova Scotia)

CNL Retail Beneficiary, LP

CNL Retail Blue Option Trust

CNL Retail Manager Corp.

CNL Retail Manager Holding Corp.

CNL Retail SPE Option Trust

CNL Retail SPE Trust

CNL Retail Upper Holding Trust

CNL Village Retail GP, LLC Cypress Jersey Trust (formed in Isle of Jersey)

CNL Village Retail Partnership, LP

IFDC-GP, LLC (formed in Texas)

IFDC H20, LLC (formed in Texas)

IFDC Property Company, Ltd. (formed in Texas)

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

WTC-Trade Mart GP, L.L.C.

WTC-Trade Mart, L.P.